SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) of the

                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): AUGUST 19, 1996


              NORTH AMERICAN ENERGY OF DELAWARE, INC.
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             (Exact name of registrant as specified in charter)


         DELAWARE                  0-85818          95-3111611
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(State or other jurisdiction     (Commission       (IRS employer
    of incorporation)            file number)   identification no.)

                        555 MADISON AVENUE
                        22ND FLOOR
                        NEW YORK, NEW YORK, 10022
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(Address of principal executive offices)   (Zip code)



Registrant's telephone number, including area code: (212) 980-5050
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        (Former name or former address, if changed since last report)











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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

            On August 19, 1996, the registrant filed a voluntary petition under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The matter has been assigned to Bankruptcy Judge Gallet and bears docket number 96B44434. The existing directors and officers remain in possession, subject to the supervision and orders of the Bankruptcy Court. The registrant anticipates filing a plan of reorganization in the near future, as contemplated in the Letter of Intent referred to under Item 5 hereof.






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ITEM 5.  OTHER EVENTS.

            On August 19, 1996, the registrant entered into a non-binding letter of intent ("Letter of Intent") with Alliance Research Corporation, a California corporation ("Alliance"), pursuant to which the registrant and Alliance indicated their intent to merge. Prior to the merger, Alliance proposes to reincorporate in Delaware under the name "ORA Electronics, Inc." ("ORA"), which would be the surviving corporation in the merger. A copy of the Letter of Intent is attached hereto as Exhibit A. Such merger would be part of registrant's plan of reorganization referred to under Item 3 hereof and, as such, subject to approval by the Bankruptcy Court.

            The Letter of Intent contemplates that the existing stockholders of ORA will hold 5,000,000 shares of the Common Stock, $.001 per share, of ORA ("ORA Common") after the merger and that not less than 350,000 shares of ORA Common will be issued to creditors and holders of stock interests in the registrant. Of the latter shares, it is currently estimated that 107,500 shares of ORA Common would be issued to creditors and that the balance would be issued in exchange for outstanding stock interests. In addition, the Letter of Intent contemplates that Warrants would be issued to creditors and holders of stock interests in the registrant, entitling the holders thereof to purchase ORA Common at the following exercise prices per share and during the following periods after a reorganization plan becomes effective:

                         AGGREGATE      EXERCISE   EXERCISE
            WARRANTS       NUMBER         PRICE     PERIOD
            --------       ------         -----     ------
            Class         400,000        $ 5.00    180 days

            Class         600,000         10.00    18 months

            Class         500,000         15.00    36 months

            Class         700,000         20.00    60 months

All numbers of shares and Warrants to be issued would be rounded up to the next higher of multiple of 100 shares or the right to purchase 100 shares, with the shares and warrants necessary to accomplish such rounding being in addition to those otherwise issuable as provided in the Letter of Intent.









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                                 SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NORTH AMERICAN ENERGY OF DELAWARE,
                              INC.



Date: August 20, 1996         By:   /S/ R. L. BURKE
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                                  Raymond L. Burke
                                  President






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